EXHIBIT 10.9

                               SECURITY AGREEMENT
                               ------------------

     THIS SECURITY AGREEMENT (the "AGREEMENT") is made and executed as of the 20th day of March, 2003, by ONSITE TECHNOLOGY L.L.C., an Oklahoma limited liability company, ENVIRONMENTAL SAFEGUARDS, INC., a Nevada corporation, and NATIONAL FUEL & ENERGY, INC., a Wyoming corporation, each having its principal office and chief executive office at 2600 South Loop West, Suite 645, Houston, Texas 77054 (collectively, "DEBTORS" and individually, a "DEBTOR") to and in favor of RINECO RECYCLING, LLC, an Arkansas limited liability company ("SECURED PARTY"), having its principal place of business at 629 Vulcan Road, Haskell, Arkansas 72015.

                              W-I-T-N-E-S-S-E-T-H:

     WHEREAS, Debtors have made application to Secured Party for a term loan in the principal amount of $1,500,000.00; and

     WHEREAS, Secured Party has agreed to extend said loan to Debtors in accordance with the terms and provisions of that certain Commitment Letter (herein so called) dated March 6, 2003, executed by and between Debtors, as Borrowers, and Secured Party, as Lender, the terms of which Commitment Letter are incorporated herein by reference;

     NOW, THEREFORE, in consideration of the premises, and of the mutual covenants and agreements herein set forth, the parties, intending to be legally bound, hereby agree as follows:


                             SECTION 1. DEFINITIONS.

     Except as otherwise defined herein, or unless the context requires otherwise, the terms used in this Agreement shall have the same meanings assigned to them in the Commitment Letter.


                        SECTION 2. THE GRANTING CLAUSES.

     In order to secure the payment of the principal of and interest on that certain Promissory Note of even date herewith in the principal amount of $1,500,000.00 from Debtors, as Makers, payable to the order of Secured Party, as Payee (the "NOTE"), Debtors do hereby grant, bargain, sell, transfer, convey, mortgage, assign, pledge, hypothecate and give a security interest in all and singular the following described properties, rights, interests and privileges (the "COLLATERAL") unto Secured Party, its successors and assigns forever, for the benefit, security and protection of all present and future holders of the Note from and after the issuance of the Note; provided always, however, that these presents are upon the express condition that if Debtors shall pay or cause to be paid all the


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SECURITY AGREEMENT
Page  2
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principal  and  accrued  interest  thereon outstanding under the Note, and shall observe, keep and perform all the terms, conditions, covenants and agreements contained in this Agreement, the Commitment Letter and any other document pertaining to or securing the Note, then these presents and the estate hereby granted and conveyed shall cease and this Agreement shall become null and void; otherwise, this Agreement shall remain in force and effect. It is the intention of each Debtor to grant Secured Party all its respective rights, powers, privileges and options under and to the Collateral effective immediately, and continuing from and after the date of this Agreement until the Note has been fully paid and discharged; provided, however, that so long as no Event of Default shall have occurred and be continuing hereunder or under the Note or any other document pertaining to or securing the Note, Debtor shall be entitled to use the Collateral in the conduct of its business. Debtors hereby expressly consent and agree that Secured Party shall have a security interest in the following described Collateral and any and all accessions, appurtenances and additions to and substitutions for any of the foregoing Collateral and all products and proceeds (including, without limitation, insurance proceeds) and awards and rents, issues and profits (provided, unless and until an Event of Default shall have occurred hereunder or under the Note or under any document pertaining to the Note, Debtor shall be entitled to collect any such rents, issues and profits) of any of the foregoing Collateral, together with all renewals and replacements thereof or therefor, whether now owned by Debtors or existing or hereafter acquired, created or arising (provided, the inclusion of proceeds does not authorize Debtors to sell, dispose of or otherwise use the Collateral in any manner not authorized by the Commitment Letter) as security for the Note:

          THE COLLATERAL DESCRIBED AND DEFINED IN THE COMMITMENT LETTER, INCLUDING, WITHOUT LIMITATION, THE FOLLOWING THREE (3) INDIRECT THERMAL DESORPTION UNITS:


     1. OnSite Indirect Thermal Desorption Unit #9 (Serial # 0009) with condenser and attached equipment.
          Location - 629 Vulcan Road; Haskell, Arkansas 72015

     2. OnSite Indirect Thermal Desorption Unit #10 (Serial # 0010) with condenser and attached equipment.
          Location - 210 Magnolia Drive; Galena Park, Texas 77547

     3. OnSite Indirect Thermal Desorption Unit #5 (Serial # 0005) with condenser and attached equipment.
          Location - 210 Magnolia Drive; Galena Park, Texas 77547

          THE SECURED PARTY'S SECURITY INTEREST SHALL ALSO INCLUDE ANY AND ALL DOCUMENTS OF TITLE EVIDENCING ANY PART OF SAID COLLATERAL, AND ANY AND ALL CASH AND NONCASH PROCEEDS FROM ANY SALE OR OTHER DISPOSITION OF ANY COLLATERAL; PROVIDED, NOTHING CONTAINED HEREIN OR


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IN  ANY  FINANCING STATEMENT SHALL BE DEEMED PERMISSION OR ASSENT TO ANY SALE OR
DISPOSITION  OF  SUCH  COLLATERAL.

                   SECTION 3. REPRESENTATIONS AND WARRANTIES.

     Debtors represent and warrant to Secured Party until payment in full of the Note as follows:

     3.01     REQUIREMENTS OF LAW. All of the requirements of applicable law and
              --------------------
regulations have been fully complied with and all other acts and things necessary to make this Agreement a valid, binding and legal instrument to secure the Note have been done and performed.

     3.02     TITLE TO THE COLLATERAL. Debtor OnSite Technology L.L.C. has title
              -----------------------
to the Collateral free and clear of all security interests, liens, claims and encumbrances of any kind whatsoever other than those created in favor of Secured Party by this Agreement, and has the right, power and authority to grant a lien and security interest in the Collateral to Secured Party. No financing statement covering the Collateral is on file in any public office except those given to evidence, secure or perfect indebtedness which is owed to Secured Party.

     3.03     REPRESENTATIONS  AND WARRANTIES IN COMMITMENT LETTER.   All of the
              ----------------------------------------------------
representations and warranties of Debtors set forth in the Commitment Letter are incorporated herein by reference and made a part of this Agreement as if set forth in full, and made again by Debtors to Secured Party and are true, complete and accurate as of the date of this Agreement and shall continue to be true, complete and accurate at all times hereafter under this Agreement.

     3.04     ORGANIZATION, AUTHORITY AND QUALIFICATIONS.  (a)  Each Debtor is a
              ------------------------------------------
business organization duly organized, validly existing and in good standing under the laws of the state of its respective organization, (b) each Debtor has the power and authority to execute, deliver and perform this Agreement and the other documents to which it is a party, and has the power and authority to borrow the funds/indebtedness evidenced by the Note, and (c) each Debtor is in all respects duly qualified and licensed under all applicable laws or regulations to own its properties as now owned and to carry on its business as now conducted.

     3.05     FINANCIAL  STATEMENTS.  Debtors  have  delivered  to Secured Party
              ---------------------
certain financial information of Debtors. Such statements fairly reflect the financial condition and assets and liability of Debtors at such dates and fairly reflect the results of operations of each Debtor all in conformity with GAAP. Except as specifically disclosed to Secured Party with respect to Debtor Environmental Safeguards, Inc., there has been no material adverse change in the condition, financial or otherwise, of any Debtor since the delivery thereof.

     3.06     DEFAULT. No Debtor is in default in any material respect under the
              -------
provisions of any document or instrument evidencing any material obligation, indebtedness, or liability of such Debtor


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or  of  any agreement relating thereto, or under any order, writ, injunction, or decree of any court, nor is any Debtor in default in any material respect under or in violation of any order, regulation, or demand of any governmental authority, which default or violation would have consequences which would have a material adverse effect on the business or properties of such Debtor.

     3.07     AUTHORIZATION  AND  COMPLIANCE  WITH LAWS AND MATERIAL AGREEMENTS.
              -----------------------------------------------------------------
The execution, delivery and performance of this Agreement, the borrowings under the Note, and the execution, delivery and performance of the loan documents by Debtors have been duly authorized by all requisite action on the part of each Debtor and will not violate the constituent documents of any Debtor, and the execution, delivery and performance of this Agreement, the Note and any other loan documents to which each Debtor is a party will not violate any provision of law, any order of any court or governmental agency, and will not conflict with, result in a breach of the provisions of, constitute a default under, or result in the imposition of any lien, charge or encumbrance upon the assets of any Debtor pursuant to the provisions of any indenture, mortgage, deed of trust, franchise, permit, license, note, or other agreement or instrument to which any Debtor is now a party.

     3.08     LITIGATION AND JUDGMENTS. There is no action, suit, or proceeding,
              ------------------------
at law or in equity, or by or before any governmental authority, pending or, to the knowledge of any Debtor, threatened against or affecting such Debtor or involving the validity or enforceability of any of the loan documents, which, if adversely determined, would have a material adverse effect on the financial condition of such Debtor or the ability of such Debtor to perform its obligations as contemplated by this Agreement. There are no outstanding judgments against any Debtor.

     3.09     CHIEF  EXECUTIVE  OFFICES.  The  chief  executive  offices of each
              -------------------------
Debtor are located at the address set out in the preamble to this Agreement, and no Debtor will, without prior written notice to Secured Party, relocate its chief executive offices.

     3.10     SOLVENCY.  Each Debtor is solvent, able to pay its debts generally
              --------
as such debts mature, and has capital sufficient to carry on its business and all businesses in which it is engaged. The saleable value of each Debtor's total assets at a fair valuation, and at a present fair saleable value, is greater than the amount of such Debtor's debt. No Debtor will be rendered insolvent by the execution or delivery of this Agreement or of any of the other financing agreements or by the transactions contemplated hereunder or thereunder.


                              SECTION 4. COVENANTS

     Debtors covenant and agree for the benefit of Secured Party as follows:

     4.01     COVENANTS  CONTAINED  IN  OTHER  CREDIT  DOCUMENTS.  All  of  the
              --------------------------------------------------
covenants of Debtors and conditions of lending set forth in any other credit documents (including, without limitation, the Commitment Letter) or security instruments pertaining to or securing the Note are


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incorporated  herein  by  reference  and  are made a part hereof as set forth in full, and are made again by Debtors herein with Secured Party and shall be performed and observed by Debtors at all times hereafter under this Agreement.

     4.02     FURTHER  ASSURANCES.  Debtors will, at their expense, do, execute,
              -------------------
acknowledge and deliver all and every further acts, conveyances, transfers and assurances necessary or proper for the creation and/or perfection of the lien and security interests being herein provided for in the Collateral, whether now owned or hereafter acquired.

     4.03     PRESERVATION  OF  COLLATERAL.  Debtors  will  take  any  actions
              ----------------------------
necessary to preserve the Collateral in its condition as of the date hereof and will not sell, exchange, lease or pledge any of the Collateral or consent to the creation of or existence of any security interest or other lien (other than the security interests and the liens created by this Agreement upon the right, tide and interest of any Debtor in, to and under the Collateral or any pan thereof, and will, at their own expense, warrant and defend the title to the Collateral against all claims and demands of any other persons to the Collateral.

     4.04     INSURANCE.  Debtors  will  immediately,  at  their expense, insure
              ---------
(continue to insure) the Collateral with a reputable insurance company acceptable to Secured Party against loss or damage by fire, hazards including within the term "extended coverage," theft and such other risk as Secured Party may designate for an amount not less than the amount of the Note, or the full insurable value of such Collateral, whichever is less, and Debtors will keep the Collateral insured continuously until the Note is paid in full and satisfied, with loss payable clause in favor of Secured Party as its interest may appear, and Debtors will deliver the policies of insurance to Secured Party, or furnish other proof of such insurance satisfactory to Secured Party. In case of loss, Secured Party shall be entitled to receipt for insurance proceeds (and the issuer of such policy or policies is hereby authorized and directed by Debtors to make all payments thereunder directly to Secured Party); provided, however, that for so long as Debtors are not in default hereunder, or under any other document pertaining to or securing the Note, Secured Party will permit the application of the insurance proceeds to the repair and replacement of the Collateral after receiving proof satisfactory to Secured Party of such repair or replacement. In case of loss, and should Debtors then be in default hereunder, or under the Commitment Letter, or under any other credit document or security instrument pertaining to or securing the Note, Secured Party may retain from such insurance proceeds an amount equal to the unpaid balance of the Note. If Debtors default in any of its obligations under this Article, Secured Party may, at its option, place and pay for such insurance and the amount paid by Secured Party, with interest thereon, shall be an additional obligation of Debtors hereunder and under the Note.

     4.05     TAXES.  Debtors  shall  pay  promptly,  when  due,  all  taxes and
              -----
assessments upon the Collateral or for its use or operation or upon this Agreement.


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     4.06     PLACE OF BUSINESS.  Each Debtor will promptly notify Secured Party
              -----------------
of any change in the location of its principal place of business or chief executive office and of the establishment (and location) of any new place of business.

     4.07     INSPECTION.  Secured  Party shall at all times have free access to
              ----------
and the right of inspection of any part or all of the Collateral and any records of Debtors (and the right to make extracts from such records) and Debtors shall deliver to Secured Party the originals or true copies of such papers and instruments relating to any or all of the Collateral as Secured Party may request at any time.

     4.08     RECORDATION  AND FILING. Debtors will cause this Agreement and all
              -----------------------
supplements or amendments thereto, and/or all financing and continuation statements and similar notices required by applicable law, at all times to be kept recorded and filed at its own expense in such manner and in such places as maybe requested by Secured Party in order to fully preserve and protect the rights of Secured Party hereunder, and will at their own expense furnish to Secured Party promptly after the execution and delivery of this Agreement and any supplement or amendment thereto an opinion of counsel stating that in the opinion of such counsel this Agreement or such supplement or amendment, and/or all financing and continuation statements and similar notices required by applicable law, as the case may be, have been properly recorded or filed for record so as to make effective of record, and to perfect, the lien and security interest intended to be created hereby. Without limiting the foregoing, Debtors hereby authorize Secured Party to file a financing statement and continuation statement in the office of each public official deemed necessary or appropriate by Secured Party or Secured Party's counsel to perfect or continue the security interest(s) herein granted.

     4.09     OTHER  INDEBTEDNESS;  FUTURE ADVANCES. In addition to securing the
              -------------------------------------
Note, the security interest(s) granted hereby, notwithstanding anything to the contrary which may be herein otherwise contained, also secures payment of any and all extensions, renewals and modifications of the Note, and any and all other indebtedness of Debtors to Secured Party, whether now existing or hereafter incurred.

     4.10     AFTER-ACQUIRED  PROPERTY.  Any  and  all  property  described  or
              ------------------------
referred to in the granting clauses hereof which is hereafter acquired shall, without any further conveyance, assignment or act on the part of any Debtor or Secured Party, become and be subject to the lien and security interest herein granted as fully and completely as though specifically described herein.

     4.11     FINANCIAL  STATEMENTS.  As  soon  as  available,  and in any event
              ---------------------
within 90 days after the close of each fiscal year of each Debtor, each Debtor will provide Secured Party with copies of the consolidated and consolidating balance sheets of such Debtor as of the close of such fiscal year and the respective statements of income, retained earnings, cash flow and changes in financial


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position of each Debtor for such fiscal year. In addition, as soon as available, and in any event within 20 days after the end of each fiscal year quarter, each Debtor will provide Secured Party with copies of the consolidated and consolidating balance sheets of such Debtor as of the end of such financial quarter, and statements of income and retained earnings and changes in financial position of each Debtor for such financial quarter, all in reasonable detail, and certified by the chief financial officer of each Debtor as being true and correct; provided, if the fact that any Debtor is a publicly traded company would, pursuant to applicable SEC rule or regulation or other applicable governmental authority rule or regulation, prevent it from delivering all or a portion of such financial information within the stated time period, such Debtor shall have an additional period of time within which to submit such information in order to comply with any applicable SEC or other governmental rule or regulation.

     4.12 PRESERVATION OF EXISTENCE AND CONDUCT OF BUSINESS. Each Debtor will do
          -------------------------------------------------
or cause to be done all things necessary to preserve and keep in full force and effect all patents and all other licenses or rights necessary to comply with all laws, regulations, rules, statutes or other provisions applicable to each Debtor in the operation of its respective business.


                          SECTION 5. POWER OF ATTORNEY.

     Each Debtor does hereby irrevocably constitute and appoint Secured Party its true and lawful attorney with an interest and full power of substitution, for it and in its name, place and stead to: (i) ask, collect, receive and receipt for any and all income (and other sums which are assigned under the granting clauses hereof) and to endorse the name of such Debtor on all commercial paper given in payment or in part payment thereof; and (ii) without limiting the provisions of the foregoing clause (i) hereof, to make all waivers and agreements, to give and receive duplicate copies of all notices and other instruments or communications which such Debtor is or may be entitled to under any documents constituting the Collateral, and to sue for, to settle, adjust or compromise any claim for any and all such income and other sums which were assigned under the granting clauses hereof as fully as such Debtor could itself do, and in its discretion to file any claim, and take any other action or proceedings, either in its own name, or in the name of such Debtor or otherwise, which Secured Party may deem necessary or appropriate to protect and preserve the right, title and interest of Secured Party in and to such other sums and the security intended to be afforded hereby, it being the intention and purpose of the parties hereto that the assignment and transfer to Secured Party of said rights, powers and privileges shall be effective and operative immediately and shall continue in full force and effect at all times during the period from and after the date of this Agreement until the Note has been fully paid and discharged; provided specifically, however, said rights, powers and privileges shall not be exercised by Secured Party unless an Event of Default shall have occurred under the Commitment Letter or any other credit document or security instrument.


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                        SECTION 6. DEFAULTS AND REMEDIES.

     6.01     EVENTS  OF DEFAULT. Any of the following occurrences or acts shall
              ------------------
constitute  an  "EVENT  OF  DEFAULT"  under  this  Agreement:

          (a) Default in the payment of any installment of principal of or interest on the Note within ten (10) days of its due date; or

          (b) Default on the part of Debtor in the due observance or performance of any covenant or agreement to be observed or performed by it under this Agreement or the Commitment Letter, and any such default shall continue unremedied for thirty (30) days (or such shorter period as may be specified in the Commitment Letter) after written notice (if same is required by the Commitment Letter) from Secured Party to Debtor specifying the default and demanding the same to be remedied; or

          (c) If any fact or warranty made in this Agreement or in any other instrument or document delivered hereunder or in connection herewith should prove to be untrue in any material respect, as of the date made, and such default continues for thirty (30) days after written notice thereof to Debtors by Secured Party; or

          (d) Default by Debtors in the performance or observance of any other covenant, term or agreement contained herein and such default continues for thirty (30) days after written notice thereof to Debtors by Secured Party; or

          (e) Occurrence of any event or condition which constitutes, or upon the lapse of time or the giving of notice, or both, would constitute, a default or event of default under the Security Agreement or any other security instrument or other instrument or document delivered by Debtors to Secured Party at any time, or any other default by Debtors in the performance or observance of any covenant, term or agreement contained in any such instrument or document and such occurrence continues beyond the period of time granted by said security instrument for curing said default; or

          (f) Occurrence of any event or condition which constitutes, or upon the lapse of time or the giving of notice, or both, would constitute, a default or an event of default under any other agreement or evidence of indebtedness relating to any obligation of Debtors for borrowed money, or failure by Debtors to pay under any obligation for borrowed money to which it is a party or which purports to be binding upon any of them and the occurrence continues for ten (10) days after written notice thereof to Debtors by Secured Party. Nothing herein shall prohibit any Debtor from contesting, in good faith, any third party claim of a default; or

          (g) Adjudication by a court of competent jurisdiction that any Debtor is bankrupt or insolvent or the appointment of a receiver for any Debtor or for all or any part of its properties;


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          (h)  Filing  by  any  Debtor  or by any of its creditors of a petition under the provisions of the United States Bankruptcy Code as now enacted or hereafter amended;

          (i) Making by any Debtor of a general assignment for the benefit of creditors or an admission in writing by any Debtor of inability to pay indebtedness; or

          (j) Any merger or consolidation of Debtor OnSite Technology L.L.C. or any direct or indirect sale, transfer or disposition of the membership units of Debtor OnSite Technology L.L.C.; or

          (k)  The dissolution or termination of the existence of any Debtor; or

          (1) There should occur a material adverse change in the financial condition of any Debtor; or

          (m) Any other Event of Default under the Commitment Letter, this Agreement or any other credit document or security instrument pertaining to or securing the Note.

     6.02  SECURED  PARTY'S RIGHTS. Debtors agree that when any Event of Default
           ------------------------
has occurred, Secured Party shall, without limitation of all other rights and remedies available at law or in equity, have the rights, options, duties and remedies of a secured party, and Debtors shall have the rights and duties of a debtor, under the Uniform Commercial Code as adopted by the State of Texas, and without limiting the foregoing, may exercise any one or more or all, and in any order, of the remedies set forth herein, it being expressly understood that no remedy or remedies shall be exclusive; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute.

          (a) Secured Party may, by notice in writing to Debtors, declare the entire unpaid balance of the Note to be immediately due and payable and thereupon all such unpaid balance, together with all accrued interest thereon, shall be and become immediately due and payable.

          (b) Secured Party personally, or by agents or attorneys, shall have the right (subject to compliance with any applicable mandatory legal or regulatory requirements) to use, manage and control the Collateral and collect and receive all earnings, revenues, rents, issues, proceeds and income of the Collateral and every part thereof and may otherwise exercise any and all of the rights and powers of Debtors in respect thereof.

          (c) Secured Party may, if at any time such action may be lawful and always subject to compliance with any mandatory legal or regulatory requirements, either with or without taking possession and either before or after taking possession, and without instituting any legal


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proceedings whatsoever, and having first given notice of such sale by registered mail to Debtors at least ten (10) days prior to the date of such sale, and any other notice which maybe required by law, sell and dispose of said Collateral, or any part thereof, or interest therein, at public auction to the highest bidder, either for cash or on credit and on such terms as Secured Party may determine, and at any place (whether or not it be the location of the Collateral or any part thereof) designated in the notice referred to. Any such sale or sales maybe adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further notice, and Secured Party may bid and become the purchaser at any such sale.

          (d) Secured Party may proceed to protect and enforce this Agreement and/or the Note by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure here under, or for the appointment of a receiver or receivers for the Collateral or any part thereof, or for the recovery of judgment for the loan evidenced by the Note or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

          Nothing contained in this Section shall negate the arbitration provisions set out in the Commitment Letter.

     6.03     ACCELERATION  CLAUSE.  In  case  of  any sale or assignment of the
              --------------------
Collateral, or of any part thereof, by any Debtor or pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Agreement, the principal of the Note, if not previously due, and the interest accrued thereon and all other sums required to be paid by Debtors pursuant to this Agreement, shall at once become and be immediately due and payable.

     6.04     EFFECT OF SALE.  Any  sale, whether under any power of sale hereby
              --------------
given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Debtors in and to the property sold and shall be a perpetual bar, both at law and in equity, against Debtors, their respective successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through Debtors, their respective successors or assigns.

     6.05     APPLICATION  OF  SALE  AND  OTHER  PROCEEDS.  The  purchase  money
              -------------------------------------------
proceeds and/or avails of any sale of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder shall be paid to and applied as follows:

          First, to the payment of costs and expenses of foreclosure or suit, if any, and of such sale, and of all proper expenses, liabilities and advances, including legal expenses and attorneys' fees, incurred or made hereunder by Secured Party and of all taxes, assessments or liens superior to the lien of these presents, except any taxes, assessments or other superior liens subject to which said sale may have been made;

SECURITY AGREEMENT
Page  11
-------------------

          Second, to the payment of the whole amount then due, owing and unpaid upon the Note for principal, interest and premium, if any;

          Third,  to  the payment of any other Note that remain unpaid; and

          Fourth, to the payment of the surplus, if any, to Debtor OnSite Technology L.L.C., its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

     6.06     DISCONTINUANCE  OF  REMEDIES.  In  case  Secured  Party shall have
              ----------------------------
proceeded to enforce any right under this Agreement by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case Debtors and Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the lien and security interest created under this Agreement.

     6.07     CUMULATIVE  REMEDIES.  No  delay  or  omission of Secured Party to
              --------------------
exercise any right or power arising from any default shall exhaust or impair any such right or power or prevent its exercise during the continuance of such default. No waiver by Secured Party of any such default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom except as maybe otherwise provided therein. No remedy hereunder is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under the Commitment Letter or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the Note operate to prejudice, waive or affect the security of this Agreement or any rights, powers or remedies hereunder, nor shall Secured Party be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.


                       SECTION 7. SUPPLEMENTAL AGREEMENTS.

     Debtors and Secured Party from time to time and at any time, subject to the restrictions set forth in this Agreement, shall enter into an agreement or agreements supplemental hereto, as Secured Party may request, which thereafter shall form a part hereof for any one or more or all of the following purposes:

          (a) to execute any additional documents in connection with Secured Party's perfection and/or continuance of the security interest herein granted, including, but not limited to, any documents which Secured Party shall deem necessary for the recording of its security interest in any of the Collateral;

SECURITY AGREEMENT
Page  12
-------------------

          (b) to subject to the lien of this Agreement additional property hereafter acquired by Debtors and intended to be subjected to the lien of this Agreement and to correct and amplify the description of any property subject to the lien of this Agreement.

          (c) for any other purpose not inconsistent with the terms of this Agreement, or to cure any ambiguity or cure, correct or supplement any defect or inconsistent provisions of this Agreement or any supplement; and

Debtors covenant to perform all requirements of any such supplemental agreement. No restriction or obligation imposed upon Debtor may, except as otherwise provided in this Agreement, be waived or modified by such supplemental agreements, or otherwise.


                            SECTION 8. MISCELLANEOUS.

     8.01     SUCCESSORS  AND  ASSIGNS.  Whenever  any  of the parties hereto is
              ------------------------
referred to, such reference shall be deemed to include the successors and assigns of such party; and all of the representations, warranties, covenants and agreements in this Agreement contained by or on behalf of Debtor or by or on behalf of Secured Party shall be binding upon and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

     8.02     COMMUNICATIONS. All communications provided for herein shall be in
              --------------
writing. Communications to Debtors or Secured Party shall be deemed to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) when addressed and delivered as follows:

     If  to  Debtors:       OnSite  Technology  L.L.C.
                            2600  South  Loop  West,  Suite  645
                            Houston,  Texas  77054
                            Attention:   James  S.  Percell
                            Facsimile:   (713) 641-0756

                            Environmental  Safeguards,  Inc.
                            2600  South  Loop  West,  Suite  645
                            Houston,  Texas  77054
                            Attention:   James  S.  Percell
                            Facsimile:   (713)  641-0756

SECURITY AGREEMENT
Page  13
-------------------

                            National  Fuel  &  Energy,  Inc
                            2600 South Loop West, Suite 645
                            Houston, Texas 77054
                            Attention:   James  S.  Percell
                            Facsimile:   (713)  641-0756


     If to Secured Party:   Rineco  Recycling,  LLC
                            c/o Harry C. Erwin, III
                            P.O. Box 24855
                            Little Rock, Arkansas  72221
                            Facsimile:   (501) 868-7750

     with a copy to:        Rineco  Recycling,  LLC
                            P.O.  Box  2800
                            Benton,  Arkansas  72018-2800
                            Attention:   Steven M. Keith
                            Facsimile:   (501) 778-8897


or to Debtors or Secured Party at such other address as any Debtors or Secured Party may designate by notice duly given in accordance with this Section to the other party.

     8.03     RELEASE.   Secured Party shall release this Agreement and the lien
              -------
and security interest granted hereby by proper instrument or instruments upon presentation of satisfactory evidence that the Note has been fully paid or discharged.

     8.04     COUNTERPARTS.  This  Agreement  may  be executed, acknowledged and
              ------------
delivered in any number of counterparts, each of such counterparts constituting an original but all together only one agreement.

     8.05     GOVERNING  LAW.   This  Agreement shall be construed in accordance
              --------------
with and governed by the substantive laws of the State of Texas and any applicable federal laws; provided, nothing herein shall affect the parties' designation in the Note that the laws of the State of Texas shall govern as to all matters relating to the maximum amount of interest which may be charged thereon.

     8.06     JURISDICTION AND VENUE.  With  respect to any claim arising out of
              ----------------------
this Agreement, each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of Arkansas, and the United States District Court located in the City of Little Rock, Pulaski County, Arkansas, and each party hereby also irrevocably waives any objection which it may have at anytime to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement

SECURITY AGREEMENT
Page  14
-------------------

brought in any such court. Each party hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.

     8.07     CAPTIONS. Captions used in this Agreement are for convenience only
              --------
and shall not be construed in interpreting this Agreement. Whenever the context shall require, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of this Agreement shall be held invalid or inoperative, then, so far as is reasonable and possible, the remainder of this Agreement shall be considered valid and operative and effect shall be given to the intent manifested by the portion, held invalid or inoperative.

     8.08     INCORPORATION OF RECITALS AND EXHIBIT(S). All of the preambles and
              ----------------------------------------
all of the recitals set forth in this Agreement are made a part of this Agreement. In addition, any and all exhibits to this Agreement are hereby specifically made a part of and incorporated into this Agreement.

     8.09     COORDINATION WITH OTHER LOAN DOCUMENTS.   The benefits, rights and
              --------------------------------------
remedies of Secured Party contained herein or in the Commitment Letter or provided for in any of the other loan documents executed in connection herewith are, as provided in Section 6.07 above, cumulative. To the extent of any conflict between any provision of this Agreement and any provision contained in any of the other loan documents executed in connection herewith, the provisions of this Agreement shall control, except that any provision of any other document giving the greater security or additional rights and remedies to Lender shall control over this Agreement.

                         DEBTORS:

                         ONSITE  TECHNOLOGY  L.L.C.,
                         an  Oklahoma  limited  liability  company

                         By:  /s/  James S. Percell
                            --------------------------------------
                         Name:   James  S.  Percell

                         Title:  President

SECURITY AGREEMENT
PAGE  15
-------------------

                         ENVIRONMENTAL  SAFEGUARDS,  INC.,
                         a  Nevada  corporation

                         BY:  /s/  James S. Percell
                            ----------------------------------------
                         NAME:   James S. Percell

                         TITLE:  President



                         NATIONAL  FUEL  &  ENERGY,  INC.,
                         a  Wyoming  corporation

                         BY:  /s/  James S. Percell
                            ----------------------------------------
                         Name:   James  S.  Percell

                         Title:  President



                         SECURED  PARTY:

                         RINECO  RECYLCING,  LLC,
                         an Arkansas  limited  liability  company

                         By  its  Manager:

                         RINECO  CHEMICAL  INDUSTRIES,  INC.,
                         an  Arkansas  corporation


                         By:  /s/  Michael L. Spinks
                            ----------------------------------------

                         Name:   Michael L. Spinks
                              --------------------------------------

                         Title:  V.P. of Admin, CFO
                               -------------------------------------

SECURITY AGREEMENT
Page  16
-------------------

                                 ACKNOWLEDGMENTS
                                 ---------------

STATE  OF  TEXAS          )
                          )  ss.
COUNTY  OF  HARRIS        )

     ON THIS DAY before me, the undersigned Notary Public, personally appeared the within named JAMES S. PERCELL, to me personally well known, who acknowledged himself to be the President of ONSITE TECHNOLOGY L.L.C., an Oklahoma limited liability company, and further stated that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of said limited liability company as its President.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 20th
                                                                            ----
day  of  March,  2003

[GRAPHIC  OMITTED]                      /s/  Tanya  McGinnis
                                        ----------------------------------------
TANYA McGINNIS                          NOTARY  PUBLIC
Notary Public, State of Texas           My Commission Expires:   8/10/06
                                                              ----------
My Commission Expires  8/10/2006




STATE  OF  TEXAS          )
                          )  ss.
COUNTY  OF  HARRIS        )

     On  this  20th  day  before  me,  the undersigned Notary Public, personally
               ----
appeared the within named JAMES S. PERCELL, to me personally well known, who acknowledged himself to be the President of ENVIRONMENTAL SAFEGUARDS, INC., a Nevada corporation, and that he was duly authorized in said capacity to execute the foregoing instrument for and in the name and behalf of said corporation, and further stated and acknowledged that he had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.


[GRAPHIC  OMITTED]                       /s/  Tanya  McGinnis
                                         ---------------------------------------
TANYA McGINNIS                           NOTARY  PUBLIC
Notary Public, State of Texas            My Commission Expires:   8/10/06
                                                                ----------
My Commission Expires  8/10/2006

SECURITY AGREEMENT
Page  17
-------------------

                                 ACKNOWLEDGMENTS
                                 ---------------

STATE  OF  TEXAS          )
                          )  ss.
COUNTY  OF  HARRIS        )

     On this 20th day of March, 2003 before  me,  the undersigned Notary Public,
             ----
personally appeared the within named JAMES S. PERCELL, to me personally well known, who acknowledged himself to be the President of NATIONAL FUEL & ENERGY, INC., an Wyoming corporation, and that he was duly authorized in said capacity to execute the foregoing instrument for and in the name and behalf of said corporation, and further stated and acknowledged that he had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

[GRAPHIC  OMITTED]                        /s/  Tanya  McGinnis
                                          --------------------------------------
TANYA McGINNIS                            NOTARY  PUBLIC
Notary Public, State of Texas             My Commission Expires:   8/10/06
                                                                 ----------
My Commission Expires  8/10/2006



STATE  OF  TEXAS          )
                          )  ss.
COUNTY  OF  HARRIS        )

     ON THIS DAY before me, the undersigned Notary Public, personally appeared the within named Michael Spinks, Jr., to me personally well known, who
                   ----------------------
acknowledged  himself to be the VP of Admin and CFO of RINECO RECYCLING, LLC, an
                                -------------------
Arkansas corporation, and who stated that said corporation is the Manager of RINECO RECYCLING, LLC, an Arkansas limited liability company, and further stated that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of said limited liability company as such Manager.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 20th
                                                                            ----
day  of  March,  2003.

[GRAPHIC OMITTED]                          /s/  Tanya  McGinnis
                                           -------------------------------------
TANYA  McGINNIS                            NOTARY  PUBLIC
Notary Public, State of Texas              My Commission Expires:   8/10/06
                                                                  ----------
My Commission Expires  8/10/2006